Pursuant to Rules 497(k) and 497(e)

Registration No. 002-83631

VALIC Company I

Government Money Market I Fund

(the “Fund”)

Supplement dated February 23, 2022, to the Summary Prospectus,

Prospectus and Statement of Additional Information (“SAI”),

each dated October 1, 2021, as amended and supplemented to date

On February 22, 2022, the Board of Directors (the “Board”) of VALIC Company I (the “Company”) approved a proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation (the “Plan”). Under the Plan, the liquidation of the Fund is expected to occur on or about July 22, 2022, or such other date as set forth in the Plan (the “Liquidation Date”).

The Fund may hold shorter duration securities or higher cash positions in preparation for the liquidation. Accordingly, the Fund may deviate from its investment objective and investment strategies until it is liquidated on the Liquidation Date.

At any time prior to the Liquidation Date, contract holders, plan participants and individual retirement account owners invested in the Fund may transfer out of the Fund into any other investment option available under their respective product or plan. Please see the relevant product prospectus and any applicable plan materials, including any plan sponsor instructions, for more information.

On the Liquidation Date, the Fund will distribute pro rata to the Fund’s shareholders of record, as of the close of business on the Liquidation Date, all of the remaining assets of the Fund in complete redemption of all of the outstanding shares of the Fund, less an estimated amount necessary to discharge any liabilities and obligations of the Fund. As the Fund is offered through separate accounts of participating insurance companies and to plans and individual retirement accounts, contract holders, plan participants and individual retirement account owners invested in the Fund are expected to receive separate communications from their respective participating insurance company or, where applicable, from a plan trustee or custodian or other plan fiduciary, regarding the substitution of the Fund with a replacement fund or other investment options. Please consult with your plan sponsor, plan service provider, or participating insurance company customer service center, for additional information about the options available under your respective product or plan.

Assuming the liquidation of the Fund occurs, all references to and related to the Fund in the Company’s registration statement (including the Prospectus and the SAI) will be deleted effective upon the Liquidation Date.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Summary Prospectus, Prospectus and/or SAI.

This Supplement should be retained for future reference.